UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): October 13, 2004
                                ----------------


                              BULL RUN CORPORATION

             (Exact name of registrant as specified in its charter)


  GEORGIA                           0-9385                     58-2458679
  -------                           ------                     ----------
(State or other                (Commission File               (IRS Employer
jurisdiction of                     Number)                Identification No.)
incorporation)




              4370 PEACHTREE ROAD, ATLANTA, GEORGIA            30319
             ---------------------------------------         ----------
             (Address of principal executive offices)        (Zip Code)



                                 (404) 266-8333



              (Registrant's telephone number, including area code)




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(C) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01  OTHER EVENTS

On October 13, 2004, Bull Run Corporation issued a press release reporting that its wholly-owned operating subsidiary, Host Communications, Inc., been awarded, along with Gray Television, Inc., athletic multimedia rights by the University of Kentucky under a 10-year agreement. Certain executive officers and significant stockholders of Bull Run are also executive officers and significant stockholders of Gray. Host and Gray will share equally the costs of the rights, and will jointly administer and manage the rights over the term of the agreement.


ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits -

         Exhibit 99 - Press release dated October 13, 2004


                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  October 13, 2004              BULL RUN CORPORATION


                                     By:   /s/ FREDERICK J. ERICKSON
                                          ------------------------------------
                                          Frederick J. Erickson
                                          Vice President - Finance,
                                          Chief Financial Officer, Treasurer
                                          and Assistant Secretary


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